Fourth Quarter 2021
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted mortgage pre-tax net contribution, adjusted mortgage pre-tax pre-provision net contribution, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables in this Supplemental Financial Information dated January 18, 2022, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2021				2020
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Statement of Income Data
Total interest income	$97,219	$96,665	$96,329	$94,785	$98,236
Total interest expense	7,464	8,189	9,766	12,209	12,992
Net interest income	89,755	88,476	86,563	82,576	85,244
Total noninterest income	53,219	59,006	49,300	66,730	80,638
Total noninterest expense	90,902	95,007	92,960	94,698	109,855
Earnings before income taxes and provisions for credit losses	52,072	52,475	42,903	54,608	56,027
Provisions for credit losses	(10,769)	(2,531)	(13,839)	(13,854)	(2,920)
Income tax expense	14,006	9,716	13,440	15,588	13,337
Net income applicable to noncontrolling interest	8	—	8	—	8
Net income applicable to FB Financial Corporation(c)	$48,827	$45,290	$43,294	$52,874	$45,602
Net interest income (tax-equivalent basis)	$90,537	$89,230	$87,321	$83,368	$86,111
Adjusted net income*	$42,551	$42,699	$42,317	$53,505	$54,454
Adjusted pre-tax, pre-provision earnings*	$43,573	$51,240	$41,357	$55,461	$67,988
Per Common Share
Diluted net income	$1.02	$0.94	$0.90	$1.10	$0.95
Adjusted diluted net income*	0.89	0.89	0.88	1.12	1.14
Book value	30.13	29.36	28.96	28.08	27.35
Tangible book value*	24.67	23.90	23.43	22.51	21.73
Weighted average number of shares outstanding - fully diluted	47,896,715	48,007,147	47,993,773	47,969,106	47,791,659
Period-end number of shares	47,549,241	47,707,634	47,360,950	47,331,680	47,220,743
Selected Balance Sheet Data
Cash and cash equivalents	$1,797,740	$1,324,564	$1,717,097	$1,895,133	$1,317,898
Loans held for investment (HFI)	7,604,662	7,294,674	7,198,954	7,047,342	7,082,959
Allowance for credit losses(a)	(125,559)	(139,446)	(144,663)	(157,954)	(170,389)
Mortgage loans held for sale	672,924	755,210	697,407	834,779	683,770
Commercial loans held for sale	79,299	100,496	124,122	174,983	215,403
Investment securities, at fair value	1,681,892	1,577,337	1,409,175	1,229,845	1,176,991
Other real estate owned, net	9,777	10,015	11,986	11,177	12,111
Total assets	12,597,686	11,810,290	11,918,367	11,935,826	11,207,330
Customer deposits	10,809,410	10,043,901	10,163,056	10,219,173	9,396,478
Brokered and internet time deposits	27,487	28,017	40,900	37,713	61,559
Total deposits	10,836,897	10,071,918	10,203,956	10,256,886	9,458,037
Borrowings	171,778	172,710	183,962	180,179	238,324
Total common shareholders' equity	1,432,602	1,400,913	1,371,721	1,329,103	1,291,289
Selected Ratios
Return on average:
Assets	1.60%	1.51%	1.46%	1.86%	1.63%
Shareholders' equity	13.7%	12.9%	13.0%	16.5%	14.4%
Tangible common equity*	16.8%	15.9%	16.1%	20.6%	18.2%
Average shareholders' equity to average assets	11.7%	11.7%	11.3%	11.3%	11.3%
Net interest margin (NIM) (tax-equivalent basis)	3.19%	3.20%	3.18%	3.19%	3.32%
Efficiency ratio (GAAP)	63.6%	64.4%	68.4%	63.4%	66.2%
Core efficiency ratio (tax-equivalent basis)*	67.0%	64.7%	68.9%	63.0%	58.5%
Loans HFI to deposit ratio	70.2%	72.4%	70.6%	68.7%	74.9%
Total loans to deposit ratio	77.1%	80.9%	78.6%	78.6%	84.4%
Yield on interest-earning assets	3.45%	3.49%	3.53%	3.66%	3.82%
Cost of interest-bearing liabilities	0.38%	0.42%	0.49%	0.65%	0.73%
Cost of total deposits	0.22%	0.26%	0.31%	0.41%	0.46%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(a)	1.65%	1.91%	2.01%	2.24%	2.41%
Adjusted allowance for credit losses as a percentage of loans HFI*(a)	1.65%	1.91%	2.03%	2.29%	2.48%
Net charge-offs as a percentage of average loans HFI	0.12%	0.13%	0.02%	0.05%	0.58%
Nonperforming loans HFI as a percentage of total loans HFI	0.62%	0.59%	0.83%	0.94%	0.91%
Nonperforming assets as a percentage of total assets	0.50%	0.50%	0.66%	0.77%	0.75%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	11.4%	11.9%	11.5%	11.1%	11.5%
Tangible common equity to tangible assets*	9.51%	9.87%	9.52%	9.13%	9.38%
Tier 1 capital (to average assets)	10.5%	10.4%	10.1%	10.1%	10.0%
Tier 1 capital (to risk-weighted assets)(b)	12.6%	12.7%	12.7%	12.3%	12.0%
Total capital (to risk-weighted assets)(b)	14.4%	14.6%	14.9%	14.6%	15.0%
Common equity Tier 1 (to risk-weighted assets) (CET1)(b)	12.3%	12.4%	12.4%	12.0%	11.7%
(a) Excludes reserve for credit losses on unfunded commitments of $14,380, $13,503, $13,202, $14,156, and $16,378 recorded in accrued expenses and other liabilities as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.
(b) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(c) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the fourth and second quarter of 2021 and fourth quarter of 2020.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated January 18, 2022.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q4 2021	Q4 2021
						vs.	vs.
	2021				2020	Q3 2021	Q4 2020
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$89,996	$89,993	$89,861	$89,412	$93,246	—%	(3.49)%
Interest on securities
Taxable	4,534	3,989	3,844	2,819	2,306	13.7%	96.6%
Tax-exempt	1,885	1,883	1,933	1,956	2,120	0.11%	(11.1)%
Other	804	800	691	598	564	0.50%	42.6%
Total interest income	97,219	96,665	96,329	94,785	98,236	0.57%	(1.04)%
Interest expense:
Deposits	5,848	6,596	7,919	9,826	10,809	(11.3)%	(45.9)%
Borrowings	1,616	1,593	1,847	2,383	2,183	1.44%	(26.0)%
Total interest expense	7,464	8,189	9,766	12,209	12,992	(8.85)%	(42.5)%
Net interest income	89,755	88,476	86,563	82,576	85,244	1.45%	5.29%
Provision for credit losses	(11,646)	(2,832)	(12,885)	(11,632)	(3,231)	311.2%	260.4%
Provision for credit losses on unfunded commitments	877	301	(954)	(2,222)	311	191.4%	182.0%
Net interest income after provisions for credit losses	100,524	91,007	100,402	96,430	88,164	10.5%	14.0%
Noninterest income:
Mortgage banking income	31,350	45,384	35,499	55,332	65,729	(30.9)%	(52.3)%
Service charges on deposit accounts	2,817	2,612	2,266	2,339	2,577	7.85%	9.31%
ATM and interchange fees	5,310	4,868	5,381	4,341	4,262	9.08%	24.6%
Investment services and trust income	1,040	2,511	2,999	2,008	2,187	(58.6)%	(52.4)%
Gain from securities, net	46	51	144	83	1,013	(9.80)%	(95.5)%
Gain (loss) on sales or write-downs of other real estate owned	26	2,005	(23)	496	(123)	(98.7)%	(121.1)%
Gain (loss) from other assets	161	177	(4)	(11)	66	(9.04)%	143.9%
Other income	12,469	1,398	3,038	2,142	4,927	791.9%	153.1%
Total noninterest income	53,219	59,006	49,300	66,730	80,638	(9.81)%	(34.0)%
Total revenue	142,974	147,482	135,863	149,306	165,882	(3.06)%	(13.8)%
Noninterest expenses:
Salaries, commissions and employee benefits	58,562	62,818	62,367	64,571	67,212	(6.78)%	(12.9)%
Occupancy and equipment expense	5,549	5,979	5,356	5,849	5,813	(7.19)%	(4.54)%
Legal and professional fees	2,460	2,177	2,090	2,434	2,227	13.0%	10.46%
Data processing	2,531	2,595	2,542	2,319	3,161	(2.47)%	(19.9)%
Merger costs	—	—	—	—	9,513	—%	(100.0)%
Amortization of core deposits and other intangibles	1,299	1,344	1,394	1,440	1,498	(3.35)%	(13.3)%
Advertising	3,909	4,200	3,559	2,253	2,826	(6.93)%	38.3%
Other expense	16,592	15,894	15,652	15,832	17,605	4.39%	(5.75)%
Total noninterest expense	90,902	95,007	92,960	94,698	109,855	(4.32)%	(17.3)%
Income before income taxes	62,841	55,006	56,742	68,462	58,947	14.2%	6.61%
Income tax expense	14,006	9,716	13,440	15,588	13,337	44.2%	5.02%
Net income applicable to FB Financial Corporation and noncontrolling interest	48,835	45,290	43,302	52,874	45,610	7.83%	7.07%
Net income applicable to noncontrolling interest	8	—	8	—	8	100.0%	—%
Net income applicable to FB Financial Corporation	$48,827	$45,290	$43,294	$52,874	$45,602	7.81%	7.07%
Weighted average common shares outstanding:
Basic	47,683,682	47,412,214	47,351,969	47,278,865	47,204,738	0.57%	1.01%
Fully diluted	47,896,715	48,007,147	47,993,773	47,969,106	47,791,659	(0.23)%	0.22%
Earnings per common share:
Basic	$1.02	$0.96	$0.91	$1.12	$0.97	6.25%	5.15%
Fully diluted	1.02	0.94	0.90	1.10	0.95	8.51%	7.37%
Fully diluted - adjusted*	0.89	0.89	0.88	1.12	1.14	—%	(21.9)%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated January 18, 2022.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			2021
	For the Year Ended		vs.
	December 31,		2020
	2021	2020	Percent variance
Interest income:
Interest and fees on loans	$359,262	$294,596	22.0%
Interest on securities
Taxable	15,186	10,267	47.9%
Tax-exempt	7,657	7,076	8.21%
Other	2,893	2,705	6.95%
Total interest income	384,998	314,644	22.4%
Interest expense:
Deposits	30,189	42,859	(29.6)%
Borrowings	7,439	6,127	21.4%
Total interest expense	37,628	48,986	(23.2)%
Net interest income	347,370	265,658	30.8%
Provision for credit losses	(38,995)	94,606	(141.2)%
Provision for credit losses on unfunded commitments	(1,998)	13,361	(115.0)%
Net interest income after provisions for credit losses	388,363	157,691	146.3%
Noninterest income:
Mortgage banking income	167,565	255,328	(34.4)%
Service charges on deposit accounts	10,034	9,160	9.54%
ATM and interchange fees	19,900	14,915	33.4%
Investment services and trust income	8,558	7,080	20.9%
Gain from securities, net	324	1,631	(80.1)%
Gain (loss) on sales or write-downs of other real estate owned	2,504	(1,491)	267.9%
Gain (loss) from other assets	323	(90)	458.9%
Other income	19,047	15,322	24.3%
Total noninterest income	228,255	301,855	(24.4)%
Total revenue	575,625	567,513	1.43%
Noninterest expenses:
Salaries, commissions and employee benefits	248,318	233,768	6.22%
Occupancy and equipment expense	22,733	18,979	19.8%
Legal and professional fees	9,161	7,654	19.7%
Data processing	9,987	11,390	(12.3)%
Merger costs	—	34,879	(100.0)%
Amortization of core deposit and other intangibles	5,477	5,323	2.89%
Advertising	13,921	10,062	38.4%
Other expense	63,970	55,030	16.2%
Total noninterest expense	373,567	377,085	(0.93)%
Income before income taxes	243,051	82,461	194.7%
Income tax expense	52,750	18,832	180.1%
Net income applicable to noncontrolling interest and FB Financial Corporation	190,301	63,629	199.1%
Net income applicable to noncontrolling interests	16	8	100.0%
Net income applicable to FB Financial Corporation	$190,285	$63,621	199.1%
Weighted average common shares outstanding:
Basic	47,431,102	37,621,720	26.1%
Fully diluted	47,955,880	38,099,744	25.9%
Earnings per common share:
Basic	$4.01	$1.69	137.3%
Fully diluted	3.97	1.67	137.7%
Fully diluted - adjusted*	3.78	3.73	1.34%
*This measure is considered a non-GAAP financial measure. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q4 2021	Q4 2021
						vs.	vs.
	2021				2020	Q3 2021	Q4 2020
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$91,333	$100,568	$60,908	$206,250	$110,991	(36.4)%	(17.7)%
Federal funds sold and reverse repurchase agreements	128,087	145,333	59,321	104,153	121,153	(47.1)%	5.72%
Interest-bearing deposits in financial institutions	1,578,320	1,078,663	1,596,868	1,584,730	1,085,754	183.8%	45.4%
Cash and cash equivalents	1,797,740	1,324,564	1,717,097	1,895,133	1,317,898	141.7%	36.4%
Investments:
Available-for-sale debt securities, at fair value	1,678,525	1,572,558	1,404,372	1,225,178	1,172,400	26.7%	43.2%
Equity securities, at fair value	3,367	4,779	4,803	4,667	4,591	(117.2)%	(26.7)%
Federal Home Loan Bank stock, at cost	32,217	27,601	29,411	31,757	31,232	66.4%	3.15%
Mortgage loans held for sale, at fair value	672,924	755,210	697,407	834,779	683,770	(43.2)%	(1.59)%
Commercial loans held for sale, at fair value	79,299	100,496	124,122	174,983	215,403	(83.7)%	(63.2)%
Loans held for investment	7,604,662	7,294,674	7,198,954	7,047,342	7,082,959	16.9%	7.37%
Less: allowance for credit losses	125,559	139,446	144,663	157,954	170,389	(39.5)%	(26.3)%
Net loans	7,479,103	7,155,228	7,054,291	6,889,388	6,912,570	18.0%	8.20%
Premises and equipment, net	143,739	144,737	142,596	143,467	145,115	(2.74)%	(0.95)%
Other real estate owned, net	9,777	10,015	11,986	11,177	12,111	(9.43)%	(19.3)%
Operating lease right-of-use assets	41,686	44,006	45,423	48,453	49,537	(20.9)%	(15.8)%
Interest receivable	38,528	41,393	42,083	44,393	43,603	(27.5)%	(11.6)%
Mortgage servicing rights, at fair value	115,512	110,591	101,615	104,192	79,997	17.7%	44.4%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	16,953	18,248	19,592	20,986	22,426	(28.2)%	(24.4)%
Other assets	245,755	258,303	281,008	264,712	274,116	(19.3)%	(10.3)%
Total assets	$12,597,686	$11,810,290	$11,918,367	$11,935,826	$11,207,330	26.5%	12.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,740,214	$2,609,569	$2,484,982	$2,431,077	$2,274,103	19.9%	20.5%
Interest-bearing checking	3,418,666	2,850,795	3,015,253	3,097,648	2,491,765	79.0%	37.2%
Money market and savings	3,546,936	3,424,065	3,421,281	3,347,731	3,254,915	14.2%	8.97%
Customer time deposits	1,103,594	1,159,472	1,241,540	1,342,717	1,375,695	(19.1)%	(19.8)%
Brokered and internet time deposits	27,487	28,017	40,900	37,713	61,559	(7.51)%	(55.3)%
Total deposits	10,836,897	10,071,918	10,203,956	10,256,886	9,458,037	30.1%	14.6%
Borrowings	171,778	172,710	183,962	180,179	238,324	(2.14)%	(27.9)%
Operating lease liabilities	46,367	48,875	50,396	54,232	55,187	(20.4)%	(16.0)%
Accrued expenses and other liabilities	109,949	115,781	108,239	115,333	164,400	(20.0)%	(33.1)%
Total liabilities	11,164,991	10,409,284	10,546,553	10,606,630	9,915,948	28.8%	12.6%
Shareholders' equity:
Common stock, $1 par value	47,549	47,708	47,361	47,332	47,222	(1.32)%	0.69%
Additional paid-in capital	892,529	897,428	902,782	900,521	898,847	(2.17)%	(0.70)%
Retained earnings	486,666	443,140	403,173	365,192	317,625	39.0%	53.2%
Accumulated other comprehensive income, net	5,858	12,637	18,405	16,058	27,595	(212.8)%	(78.8)%
Total common shareholders' equity	1,432,602	1,400,913	1,371,721	1,329,103	1,291,289	8.97%	10.9%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,432,695	1,401,006	1,371,814	1,329,196	1,291,382	8.97%	10.9%
Total liabilities and shareholders' equity	$12,597,686	$11,810,290	$11,918,367	$11,935,826	$11,207,330	26.5%	12.4%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	December 31, 2021			September 30, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,452,342	$84,315	4.49%	$7,245,313	$84,115	4.61%
Mortgage loans held for sale(b)	700,044	4,765	2.70%	709,654	4,687	2.62%
Commercial loans held for sale	87,568	1,033	4.68%	108,863	1,282	4.67%
Securities:(b)
Taxable	1,270,749	4,534	1.42%	1,117,647	3,989	1.42%
Tax-exempt(a)	318,579	2,550	3.18%	311,151	2,546	3.25%
Total securities(a)	1,589,328	7,084	1.77%	1,428,798	6,535	1.81%
Federal funds sold and reverse repurchase agreements	129,379	183	0.56%	145,315	135	0.37%
Interest-bearing deposits with other financial institutions	1,280,183	479	0.15%	1,404,772	508	0.14%
FHLB stock	28,525	142	1.98%	28,422	157	2.19%
Total interest-earning assets(a)	11,267,369	98,001	3.45%	11,071,137	97,419	3.49%
Noninterest-earning assets:
Cash and due from banks	102,398			107,263
Allowance for credit losses	(139,684)			(144,652)
Other assets	855,734			881,314
Total noninterest-earning assets	818,448			843,925
Total assets	$12,085,817			$11,915,062
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,983,741	$2,169	0.29%	$2,937,273	$2,298	0.31%
Money market(e)	3,017,574	2,053	0.27%	2,997,595	2,322	0.31%
Savings deposits	463,002	63	0.05%	439,470	60	0.05%
Customer time deposits(e)	1,123,955	1,492	0.53%	1,200,760	1,840	0.61%
Brokered and internet time deposits(e)	27,812	71	1.01%	32,009	76	0.94%
Time deposits	1,151,767	1,563	0.54%	1,232,769	1,916	0.62%
Total interest-bearing deposits	7,616,084	5,848	0.30%	7,607,107	6,596	0.34%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	41,338	21	0.20%	40,437	20	0.20%
Subordinated debt	129,493	1,591	4.87%	129,395	1,565	4.80%
Other borrowings	1,525	4	1.04%	1,547	8	2.05%
Total other interest-bearing liabilities	172,356	1,616	3.72%	171,379	1,593	3.69%
Total interest-bearing liabilities	7,788,440	7,464	0.38%	7,778,486	8,189	0.42%
Noninterest-bearing liabilities:
Demand deposits	2,747,394			2,596,650
Other liabilities	137,903			150,632
Total noninterest-bearing liabilities	2,885,297			2,747,282
Total liabilities	10,673,737			10,525,768
Total common shareholders' equity	1,411,987			1,389,201
Noncontrolling interest	93			93
Total equity	1,412,080			1,389,294
Total liabilities and shareholders' equity	$12,085,817			$11,915,062
Net interest income(a)		$90,537			$89,230
Interest rate spread(a)			3.07%			3.07%
Net interest margin(a)			3.19%			3.20%
Cost of total deposits			0.22%			0.26%
Average interest-earning assets to average interest-bearing liabilities			144.7%			142.3%
Tax-equivalent adjustment		$782			$754
Loans HFI yield components:
Contractual interest rate(a)(c)		$78,324	4.17%		$77,150	4.23%
Origination and other loan fee income(c)		6,084	0.33%		6,377	0.35%
(Amortization) accretion on purchased loans		(726)	(0.04)%		157	0.01%
Nonaccrual interest		633	0.03%		431	0.02%
Total loans HFI yield		$84,315	4.49%		$84,115	4.61%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $16 and $82 of loan contractual interest and $137 and $441 of loan fees related to PPP loans for the three months ended December 31, 2021 and September 30, 2021, respectively.
(d) Includes $6,829 and $33,002 of average PPP loan balances for the three months ended December 31, 2021 and September 30, 2021, respectively.
(e) Includes $932 and $931 of interest rate premium accretion on money market deposits, $316 and $426 of interest rate premium accretion on customer time deposits and $83 and $99 of interest rate premium accretion on brokered and internet deposits for the three months ended December 31, 2021 and September 30, 2021, respectively.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2021			March 31, 2021			December 31, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,085,300	$83,364	4.72%	$7,000,416	$83,067	4.81%	$7,139,870	$86,398	4.81%
Mortgage loans held for sale(b)	726,782	4,948	2.73%	648,054	4,290	2.68%	621,076	4,138	2.65%
Commercial loans held for sale	152,699	1,626	4.27%	197,820	2,157	4.42%	236,676	2,830	4.76%
Securities:(b)
Taxable	976,170	3,844	1.58%	830,686	2,819	1.38%	744,161	2,306	1.23%
Tax-exempt(a)	323,902	2,614	3.24%	334,303	2,646	3.21%	359,509	2,867	3.17%
Total securities(a)	1,300,072	6,458	1.99%	1,164,989	5,465	1.90%	1,103,670	5,173	1.86%
Federal funds sold	106,257	41	0.15%	133,813	20	0.06%	95,266	30	0.13%
Interest-bearing deposits with other financial institutions	1,614,106	494	0.12%	1,427,184	421	0.12%	1,082,004	375	0.14%
FHLB stock	31,731	156	1.97%	31,461	157	2.02%	31,232	159	2.03%
Total interest-earning assets(a)	11,016,947	97,087	3.53%	10,603,737	95,557	3.66%	10,309,794	99,103	3.82%
Noninterest-earning assets:
Cash and due from banks	134,501			172,756			73,279
Allowance for credit losses	(157,990)			(171,380)			(183,932)
Other assets	906,992			903,670			912,022
Total noninterest-earning assets	883,503			905,046			801,369
Total assets	$11,900,450			$11,508,783			$11,111,163
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,027,435	$2,689	0.36%	$2,746,355	$3,018	0.45%	$2,178,039	$2,785	0.51%
Money market(e)	2,960,264	2,816	0.38%	2,917,856	3,615	0.50%	2,769,421	3,968	0.57%
Savings deposits	411,711	57	0.06%	369,600	53	0.06%	338,260	54	0.06%
Customer time deposits(e)	1,291,125	2,016	0.63%	1,365,570	3,036	0.90%	1,410,108	3,704	1.04%
Brokered and internet time deposits(e)	39,860	341	3.43%	49,764	104	0.85%	87,035	298	1.36%
Time deposits	1,330,985	2,357	0.71%	1,415,334	3,140	0.90%	1,497,143	4,002	1.06%
Total interest-bearing deposits	7,730,395	7,919	0.41%	7,449,145	9,826	0.53%	6,782,863	10,809	0.63%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	32,543	21	0.26%	31,342	36	0.47%	34,986	43	0.49%
Federal Home Loan Bank advances(g)	—	—	—%	—	—	—%	102,174	(432)	(1.68)%
Subordinated debt(f)	149,155	1,819	4.89%	188,996	2,341	5.02%	189,649	2,433	5.10%
Other borrowings	1,569	7	1.79%	5,924	6	0.41%	16,612	139	3.33%
Total other interest-bearing liabilities	183,267	1,847	4.04%	226,262	2,383	4.27%	343,421	2,183	2.53%
Total interest-bearing liabilities	7,913,662	9,766	0.49%	7,675,407	12,209	0.65%	7,126,284	12,992	0.73%
Noninterest-bearing liabilities:
Demand deposits	2,484,176			2,348,814			2,513,202
Other liabilities	162,581			180,976			210,483
Total noninterest-bearing liabilities	2,646,757			2,529,790			2,723,685
Total liabilities	10,560,419			10,205,197			9,849,969
Total common shareholders' equity	1,339,938			1,303,493			1,261,101
Noncontrolling interest	93			93			93
Total equity	1,340,031			1,303,586			1,261,194
Total liabilities and shareholders' equity	$11,900,450			$11,508,783			$11,111,163
Net interest income(a)		$87,321			$83,368			$86,111
Interest rate spread(a)			3.04%			3.01%			3.09%
Net interest margin(a)			3.18%			3.19%			3.32%
Cost of total deposits			0.31%			0.41%			0.46%
Average interest-earning assets to average interest-bearing liabilities			139.2%			138.2%			144.7%
Tax-equivalent adjustment		$758			$792			$867
Loans HFI yield components:
Contractual interest rate(a)(c)		$76,127	4.31%		$75,828	4.39%		$78,873	4.39%
Origination and other loan fee income(c)		6,928	0.39%		6,640	0.38%		6,537	0.36%
(Amortization) accretion on purchased loans		(226)	(0.01)%		(58)	—%		708	0.04%
Nonaccrual interest		535	0.03%		657	0.04%		280	0.02%
Total loans HFI yield		$83,364	4.72%		$83,067	4.81%		$86,398	4.81%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $290, $426, and $699 of loan contractual interest and $1,098, $1,598, and $2,448, of loan fees related to PPP loans for the three months ended June 30, 2021, March 31, 2021, and December 31, 2020 , respectively.
(d) Includes $117,397, $172,136, and $279,757 of average PPP loan balances for the three months ended June 30, 2021, March 31, 2021, and December 31, 2020, respectively.
(e) Includes $932, $932, and $932 of interest rate premium accretion on money market deposits, $625, $810, and $1,101 of interest rate premium accretion on customer time deposits, and $127, $153, and $127 of interest rate premium accretion on brokered and internet deposits for the three months ended June 30, 2021, March 31, 2021, and December 31, 2020, respectively.
(f) Includes $114, $255, and $262 of interest rate premium accretion on subordinated debt for the three months ended June 30, 2021, March 31, 2021, and December 31, 2020, respectively.
(g) Includes $545 of gain accreted from other comprehensive income with cancelled cash flow hedge for the three months ended December 31, 2020.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except %)
	Year ended			Year ended
	December 31, 2021			December 31, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,197,213	$334,861	4.65%	$5,621,832	$278,076	4.95%
Mortgage loans held for sale(b)	696,313	18,690	2.68%	420,791	12,699	3.02%
Commercial loans held for sale	136,359	6,098	4.47%	84,580	4,166	4.93%
Securities:(b)
Taxable	1,050,207	15,186	1.45%	589,393	10,267	1.74%
Tax-exempt(a)	321,911	10,356	3.22%	275,786	9,570	3.47%
Total securities(a)	1,372,118	25,542	1.86%	865,179	19,837	2.29%
Federal funds sold and reverse repurchase agreements	128,724	379	0.29%	85,402	304	0.36%
Interest-bearing deposits with other financial institutions	1,427,332	1,902	0.13%	662,175	1,960	0.30%
FHLB stock	30,022	612	2.04%	21,735	441	2.03%
Total interest-earning assets(a)	10,988,081	388,084	3.53%	7,761,694	317,483	4.09%
Noninterest-earning assets:
Cash and due from banks	128,977			66,177
Allowance for loan losses	(153,301)			(121,033)
Other assets	884,703			731,262
Total noninterest-earning assets	860,379			676,406
Total assets	$11,848,460			$8,438,100
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,924,388	$10,174	0.35%	$1,461,596	$8,875	0.61%
Money market(e)	2,973,662	10,806	0.36%	1,807,481	13,707	0.76%
Savings deposits	421,252	233	0.06%	274,489	232	0.08%
Customer time deposits(e)	1,246,912	8,384	0.67%	1,289,552	19,656	1.52%
Brokered and internet time deposits(e)	34,943	592	1.69%	43,372	389	0.90%
Time deposits	1,281,855	8,976	0.70%	1,332,924	20,045	1.50%
Total interest-bearing deposits	7,601,157	30,189	0.40%	4,876,490	42,859	0.88%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	36,453	98	0.27%	32,912	201	0.61%
Federal Home Loan Bank advances(g)	—	—	—%	212,705	1,093	0.51%
Subordinated debt(f)	149,097	7,316	4.91%	86,944	4,475	5.15%
Other borrowings	2,626	25	0.95%	12,939	358	2.77%
Total other interest-bearing liabilities	188,176	7,439	3.95%	345,500	6,127	1.77%
Total interest-bearing liabilities	7,789,333	37,628	0.48%	5,221,990	48,986	0.94%
Noninterest-bearing liabilities:
Demand deposits	2,545,494			2,092,450
Other liabilities	151,903			157,289
Total noninterest-bearing liabilities	2,697,397			2,249,739
Total liabilities	10,486,730			7,471,729
Total common shareholders' equity	1,361,637			966,336
Noncontrolling interest	93			35
Total equity	1,361,730			966,371
Total liabilities and shareholders' equity	$11,848,460			$8,438,100
Net interest income(a)		$350,456			$268,497
Interest rate spread(a)			3.05%			3.15%
Net interest margin(a)			3.19%			3.46%
Cost of total deposits			0.30%			0.62%
Average interest-earning assets to average interest-bearing liabilities			141.1%			148.6%
Tax equivalent adjustment		$3,086			$2,839
Loans HFI yield components:
Contractual interest rate(a)(c)		$307,429	4.27%		$256,929	4.57%
Origination and other loan fee income(c)		26,029	0.36%		15,978	0.28%
(Amortization) accretion on purchased loans		(853)	(0.01)%		3,788	0.07%
Nonaccrual interest		2,256	0.03%		1,381	0.03%
Total loans HFI yield		$334,861	4.65%		$278,076	4.95%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $814 and $2,092 of loan contractual interest and $3,274 and $3,923 of loan fees related to PPP loans for the years ended December 31, 2021 and 2020 .
(d) Includes $81,753 and $206,758 of average PPP loan balances during the years ended December 31, 2021 and 2020.
(e) Includes $3,727 and $932 of interest rate premium accretion on money market deposits, $2,177 and $1,982 of interest rate mark accretion on customer time deposits and $462 and $447 of interest rate mark accretion on brokered and internet deposits for the years ended December 31, 2021 and 2020, respectively.
(f) Includes $369 and $436 interest rate premium accretion on subordinated debt for the years ended December 31, 2021 and 2020, respectively.
(g) Includes $0 and $955 of gain accretion from other comprehensive income with cancelled cash flow hedge for the years ended December 31, 2021 and 2020, respectively.

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2021				2020
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Loans by market
Metropolitan	$6,127,930	$5,863,563	$5,752,482	$5,550,927	$5,580,822
Community	738,249	745,796	767,001	835,444	867,575
Specialty lending and other	738,483	685,315	679,471	660,971	634,562
Total	$7,604,662	$7,294,674	$7,198,954	$7,047,342	$7,082,959
Deposits by market
Metropolitan	$6,981,639	$5,918,924	$6,133,823	$6,389,373	$5,812,719
Community	2,436,548	2,269,511	2,246,922	2,192,116	2,001,802
Mortgage and other(a)	1,418,710	1,883,483	1,823,211	1,675,397	1,643,516
Total	$10,836,897	$10,071,918	$10,203,956	$10,256,886	$9,458,037
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021				2020
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Banking segment(a)
Net interest income	$89,616	$88,576	$86,553	$82,597	$85,207
Provisions for credit losses	(10,769)	(2,531)	(13,839)	(13,854)	(2,920)
Noninterest income	21,850	13,823	14,002	11,398	14,909
Merger expense	—	—	—	—	8,788
Other noninterest expense	60,104	58,777	58,194	55,735	57,458
Pre-tax income after allocations	$62,131	$46,153	$56,200	$52,114	$36,790
Total assets	$11,540,560	$10,712,281	$10,908,107	$10,787,955	$10,254,324
Intracompany funding income included in net interest income	6,325	6,075	6,110	5,400	5,160
Core efficiency ratio*	57.5%	57.9%	58.6%	58.6%	54.0%
Mortgage segment(a)
Net interest income	$139	$(100)	$10	$(21)	$37
Mortgage banking income	31,350	45,384	35,499	55,332	65,729
Other noninterest income	19	(201)	(201)	—	—
Merger expense	—	—	—	—	725
Other noninterest expense	30,798	36,230	34,766	38,963	42,884
Direct contribution	$710	$8,853	$542	$16,348	$22,157
Total assets	$1,057,126	$1,098,009	$1,010,260	$1,147,871	$953,006
Intracompany funding expense included in net interest income	6,325	6,075	6,110	5,400	5,160
Core efficiency ratio*	97.8%	80.0%	97.9%	70.4%	65.2%
Interest rate lock commitments volume during the period
Consumer direct	$796,900	$1,085,180	$914,163	$949,187	$1,291,121
Retail	687,682	926,723	860,370	939,863	896,357
Total	$1,484,582	$2,011,903	$1,774,533	$1,889,050	$2,187,478
Interest rate lock commitments pipeline (period end)
Consumer direct	$272,401	$396,965	$446,691	$643,624	$833,569
Retail	214,995	341,237	340,568	415,155	358,052
Total	$487,396	$738,202	$787,259	$1,058,779	$1,191,621
Mortgage sales
Consumer direct	$765,535	$809,888	$922,910	$829,883	$1,070,909
Retail	647,066	726,009	758,599	742,187	757,308
Total	$1,412,601	$1,535,897	$1,681,509	$1,572,070	$1,828,217
Gains and fees from origination and sale of mortgage loans held for sale	$37,538	$39,210	$49,435	$57,893	$83,971
Net change in fair value of loans held for sale, derivatives, and other	(12,478)	1,002	(17,579)	(4,229)	(16,875)
Mortgage servicing income	7,632	7,539	6,788	6,931	6,461
Change in fair value of mortgage servicing rights, net of hedging	(1,342)	(2,367)	(3,145)	(5,263)	(7,828)
Total mortgage banking income	$31,350	$45,384	$35,499	$55,332	$65,729
Mortgage sale margin(b)	2.66%	2.55%	2.94%	3.68%	4.59%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated January 18, 2022.
(a) During the first quarter of 2021, the Company re-evaluated its reportable business segments to assign all retail mortgage activities to the Mortgage segment. Prior to 2021, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. As such, 4Q20 results of mortgage retail footprint has been assigned to the Mortgage segment to conform to current segment reporting methodology.
(b) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2021								2020
	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,290,565	17%	$1,252,425	17%	$1,238,940	17%	$1,292,530	18%	$1,346,122	19%
Construction	1,327,659	17%	1,190,623	16%	1,145,165	16%	1,120,585	16%	1,222,220	17%
Residential real estate:
1-to-4 family mortgage	1,270,467	17%	1,175,155	16%	1,126,623	16%	1,078,618	15%	1,089,270	15%
Residential line of credit	383,039	5%	392,440	5%	401,343	6%	394,510	6%	408,211	6%
Multi-family mortgage	326,551	4%	324,662	5%	363,600	5%	271,839	4%	175,676	2%
Commercial real estate:
Owner occupied	951,582	13%	938,241	13%	923,605	13%	936,473	13%	924,841	13%
Non-owner occupied	1,730,165	23%	1,695,573	23%	1,675,214	23%	1,652,638	24%	1,598,979	23%
Consumer and other	324,634	4%	325,555	5%	324,464	4%	300,149	4%	317,640	5%
Total loans HFI	$7,604,662	100%	$7,294,674	100%	$7,198,954	100%	$7,047,342	100%	$7,082,959	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$139,446		$144,663		$157,954		$170,389		$183,973
Charge-offs	(3,225)		(2,614)		(859)		(1,170)		(10,736)
Recoveries	984		229		453		367		383
Provision for credit losses	(11,646)		(2,832)		(12,885)		(11,632)		(3,231)
Allowance for credit losses at the end of the period	$125,559		$139,446		$144,663		$157,954		$170,389
Allowance for credit losses as a percentage of total loans HFI	1.65%		1.91%		2.01%		2.24%		2.41%
Adjusted allowance for credit losses as a percentage of loans HFI*	1.65%		1.91%		2.03%		2.29%		2.48%
Allowance for credit losses on unfunded commitments	$14,380		$13,503		$13,202		$14,156		$16,378
Charge-offs
Commercial and Industrial	$(1,224)		$(2,175)		$(360)		$(277)		$(10,105)
Construction	—		(1)		—		(29)		—
Residential real estate:
1-to-4 family mortgage	(5)		—		(16)		(133)		(30)
Residential line of credit	—		—		(3)		(15)		(1)
Multi-family mortgage	(1)		—		—		—		—
Commercial real estate:
Owner occupied	—		—		—		—		—
Non-owner occupied	(1,566)		—		—		—		—
Consumer and other	(429)		(438)		(480)		(716)		(600)
Total charge-offs	(3,225)		(2,614)		(859)		(1,170)		(10,736)
Recoveries
Commercial and Industrial	626		19		87		129		60
Construction	—		3		—		—		3
Residential real estate:
1-to-4 family mortgage	27		33		41		24		(44)
Residential line of credit	99		1		9		6		64
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	13		4		126		13		15
Non-owner occupied	—		—		—		—		—
Consumer and other	219		169		190		195		285
Total recoveries	984		229		453		367		383
Net (charge-offs) recoveries	$(2,241)		$(2,385)		$(406)		$(803)		$(10,353)
Net charge-offs as a percentage of average total loans	0.12%		0.13%		0.02%		0.05%		0.58%
Classified loans	$126,441		$131,620		$150,658		$156,588		$132,223

FB Financial Corporation	13

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021				2020
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$11,735	$8,901	$9,098	$10,698	$13,696
Nonaccrual	35,568	34,126	50,429	55,538	50,760
Total nonperforming loans held for investment	47,303	43,027	59,527	66,236	64,456
Commercial loans held for sale	5,217	5,625	5,844	12,779	6,489
Other real estate owned:
Foreclosed	6,429	6,514	6,488	4,735	6,408
Excess land and facilities	3,348	3,501	5,498	6,442	5,703
Other assets	686	347	816	1,230	1,170
Total nonperforming assets	$62,983	$59,014	$78,173	$91,422	$84,226
Total nonperforming loans as a percentage of loans held for investment	0.62%	0.59%	0.83%	0.94%	0.91%
Total nonperforming assets as a percentage of total assets	0.50%	0.50%	0.66%	0.77%	0.75%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.09%	0.08%	0.08%	0.09%	0.12%
Loans restructured as troubled debt restructurings	$32,435	$29,645	$42,678	$26,095	$15,988
Troubled debt restructurings as a percentage of loans held for investment	0.43%	0.41%	0.59%	0.37%	0.23%
(a) Includes PPP loan balances of $3,990, $9,415, $57,406, $145,697, and $212,645 as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.
(b) Nonperforming assets include guaranteed repurchased loans previously sold of $4,000, $3,000, $3,500, $4,100, and $3,700, for the quarters ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021, and December 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated January 18, 2022.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	December 31, 2021	December 31, 2020

Total Common Shareholders' Equity	$1,432,602	$1,291,289
Less:
Goodwill	242,561	242,561
Other intangibles	16,953	22,426
Tangible Common Equity	$1,173,088	$1,026,302

Total Assets	$12,597,686	$11,207,330
Less:
Goodwill	242,561	242,561
Other intangibles	16,953	22,426
Tangible Assets	$12,338,172	$10,942,343

Preliminary Total Risk-Weighted Assets	$9,902,978	$9,073,675

Total Common Equity to Total Assets	11.4%	11.5%
Tangible Common Equity to Tangible Assets*	9.51%	9.38%

	December 31, 2021	December 31, 2020
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,220,505	$1,060,364
Tier 1 Capital	1,250,505	1,090,364
Total Capital	1,429,740	1,358,897

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.3%	11.7%
Tier 1 Risk-Based	12.6%	12.0%
Total Risk-Based	14.4%	15.0%
Tier 1 Leverage	10.5%	10.0%
(a) Reflects CECL transition relief of $40,901 and $52,109 add-back for the period ending December 31, 2021 and December 31, 2020, respectively, and $46,771 and $57,979 disallowed from add-back to Tier 2 capital for the period ended December 31, 2021 and December 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information. Investors are encouraged to refer to the discussion and reconciliation of non-GAAP measures included in the Earnings Release and Earnings Release Presentation dated January 18, 2022.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2021								2020
Securities (at fair value)	Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
Available-for-sale debt securities
U.S. government agency securities	$33,870	2%	$10,571	1%	$8,255	1%	$—	—%	$2,003	—%
Mortgage-backed securities - residential	1,269,372	76%	1,210,503	77%	1,035,003	73%	838,708	68%	773,336	66%
Mortgage-backed securities - commercial	15,250	1%	15,712	1%	15,161	1%	20,635	2%	21,588	2%
Municipals, tax exempt	338,610	20%	327,239	21%	332,883	24%	348,776	28%	356,329	30%
Treasury securities	14,908	1%	6,006	—%	10,534	1%	14,576	1%	16,628	1%
Corporate securities	6,515	—%	2,527	—%	2,536	—%	2,483	—%	2,516	—%
Total available-for-sale debt securities	1,678,525	100%	1,572,558	100%	1,404,372	100%	1,225,178	99%	1,172,400	99%
Equity securities	3,367	—%	4,779	—%	4,803	—%	4,667	1%	4,591	1%
Total securities	$1,681,892	100%	$1,577,337	100%	$1,409,175	100%	$1,229,845	100%	$1,176,991	100%
Securities to total assets	13.4%		13.4%		11.8%		10.3%		10.5%
Unrealized gain on available-for-sale debt securities	$4,727		$14,374		$22,321		$19,245		$34,552

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021				2020
Adjusted net income	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Income before income taxes	$62,841	$55,006	$56,742	$68,462	$58,947
Plus merger, conversion and offering expenses	—	—	605	—	9,513
Less other non-operating items(1)	8,499	1,235	2,151	(853)	(2,448)
Adjusted pre-tax net income	54,342	53,771	55,196	69,315	70,908
Adjusted income tax expense(2)	11,791	11,072	12,879	15,810	16,454
Adjusted net income	$42,551	$42,699	$42,317	$53,505	$54,454
Weighted average common shares outstanding - fully diluted	47,896,715	48,007,147	47,993,773	47,969,106	47,791,659
Adjusted diluted earnings per common share
Diluted earnings per common share	$1.02	$0.94	$0.90	$1.10	$0.95
Plus merger, conversion and offering expenses	—	—	0.01	—	0.20
Less other non-operating items	0.18	0.02	0.04	(0.02)	(0.05)
Less tax effect	(0.05)	0.03	(0.01)	—	0.06
Adjusted diluted earnings per common share	$0.89	$0.89	$0.88	$1.12	$1.14
(1) 4Q21 includes $9,921 gain from change in fair value of commercial loans held for sale acquired from Franklin and $1,422 related to certain nonrecurring charitable contributions; 3Q21 includes a $740 gain from change in fair value of commercial loans held for sale acquired from Franklin, a $1,510 loss on swap, and a gain of $2,005 from sales other real estate owned; 2Q21 includes a $1,364 gain from change in fair value of commercial loans held for sale acquired from Franklin and a $787 gain from lease terminations; 1Q21 includes a $853 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q20 includes $4,533 FHLB prepayment penalty offset by $715 cash life insurance benefit and $1,370 gain from change in fair value of commercial loans held for sale acquired from Franklin.

(2) 3Q21 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

	2021				2020
Adjusted pre-tax pre-provision earnings	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Income before income taxes	$62,841	$55,006	$56,742	$68,462	$58,947
Plus provisions for credit losses	(10,769)	(2,531)	(13,839)	(13,854)	(2,920)
Pre-tax pre-provision earnings	52,072	52,475	42,903	54,608	56,027
Plus merger, conversion and offering expenses	—	—	605	—	9,513
Less other non-operating items	8,499	1,235	2,151	(853)	(2,448)
Adjusted pre-tax pre-provision earnings	$43,573	$51,240	$41,357	$55,461	$67,988

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted net income	2021	2020	2019	2018	2017
Income before income taxes	$243,051	$82,461	$109,539	$105,854	$73,485
Plus merger, conversion, offering, and mortgage restructuring expenses	605	34,879	7,380	2,265	19,034
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	66,136	—	—	—
Less other non-operating items(1)	11,032	(4,400)	—	—	—
Adjusted pre-tax net income	232,624	187,876	116,919	108,119	92,519
Adjusted income tax expense(2)	51,553	45,944	27,648	26,034	34,749
Adjusted net income	$181,071	$141,932	$89,271	$82,085	$57,770
Weighted average common shares outstanding - fully diluted	47,955,880	38,099,744	31,402,897	31,314,981	28,207,602
Adjusted diluted earnings per common share
Diluted earnings per common share	$3.97	$1.67	$2.65	$2.55	$1.86
Plus merger, conversion, offering, and mortgage restructuring expenses	0.01	0.92	0.24	0.07	0.67
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	1.74	—	—	—
Less other non-operating items	0.22	(0.11)	—	—	—
Less tax effect	(0.02)	0.71	0.06	0.01	0.48
Adjusted diluted earnings per common share	$3.78	$3.73	$2.83	$2.61	$2.05
(1) 2021 includes a $11,172 gain from change in fair value on commercial loans held for sale acquired from Franklin, a loss on swap cancellation of $1,510, a $2,005 gain on other real estate owned, a $787 gain from lease terminations and $1,422 related to certain charitable contributions; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

Adjusted pre-tax pre-provision earnings	2021	2020	2019	2018	2017
Income before income taxes	$243,051	$82,461	$109,539	$105,854	$73,485
Plus provisions for credit losses	(40,993)	107,967	7,053	5,398	(950)
Pre-tax pre-provision earnings	202,058	190,428	116,592	111,252	72,535
Plus merger, conversion, offering, and mortgage restructuring expenses	605	34,879	7,380	2,265	19,034
Less other non-operating items	11,032	(4,400)	—	—	—
Adjusted pre-tax pre-provision earnings	$191,631	$229,707	$123,972	$113,517	$91,569

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021				2020
Core efficiency ratio (tax-equivalent basis)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Total noninterest expense	$90,902	$95,007	$92,960	$94,698	$109,855
Less merger, conversion and offering expenses	—	—	605	—	9,513
Less gain on lease terminations	—	—	(787)	—	—
Less FHLB prepayment penalties	—	—	—	—	4,533
Less certain charitable contributions	1,422	—	—	—	—
Core noninterest expense	$89,480	$95,007	$93,142	$94,698	$95,809
Net interest income (tax-equivalent basis)	$90,537	$89,230	$87,321	$83,368	$86,111
Total noninterest income	53,219	59,006	49,300	66,730	80,638
Less gain (loss) on change in fair value on commercial loans held for sale	9,921	740	1,364	(853)	1,370
Less loss on swap cancellation	—	(1,510)	—	—	—
Less cash life insurance benefit	—	—	—	—	715
Less gain (loss) on sales or write-downs of other real estate owned and other assets	187	2,182	(27)	485	(57)
Less gain from securities, net	46	51	144	83	1,013
Core noninterest income	43,065	57,543	47,819	67,015	77,597
Core revenue	$133,602	$146,773	$135,140	$150,383	$163,708
Efficiency ratio (GAAP)(a)	63.6%	64.4%	68.4%	63.4%	66.2%
Core efficiency ratio (tax-equivalent basis)	67.0%	64.7%	68.9%	63.0%	58.5%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Prior to 2021, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, 4Q20 historical segment efficiency ratios and mortgage contribution have been recast for consistency with these changes.

	2021				2020
Banking segment core efficiency ratio (tax equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Core noninterest expense	$89,480	$95,007	$93,142	$94,698	$95,809
Less Mortgage segment core noninterest expense	30,798	36,230	34,766	38,963	42,884
Core Banking segment noninterest expense	$58,682	$58,777	$58,376	$55,735	$52,925
Core revenue	$133,602	$146,773	$135,140	$150,383	$163,708
Less Core Mortgage segment total revenue	31,489	45,284	35,509	55,311	65,766
Core Banking segment total revenue	$102,113	$101,489	$99,631	$95,072	$97,942
Banking segment core efficiency ratio (tax-equivalent basis)	57.5%	57.9%	58.6%	58.6%	54.0%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$30,798	$36,230	$34,766	$38,963	$43,609
Less Mortgage segment merger expense	—	—	—	—	725
Core Mortgage segment noninterest expense	$30,798	$36,230	$34,766	$38,963	$42,884
Mortgage segment total revenue	$31,508	$45,083	$35,308	$55,311	$65,766
Less gain (loss) on sales or write-downs of other real estate owned	19	(201)	(201)	—	—
Core Mortgage segment total revenue	$31,489	$45,284	$35,509	$55,311	$65,766
Mortgage segment core efficiency ratio (tax-equivalent basis)	97.8%	80.0%	97.9%	70.4%	65.2%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2021				2020
Adjusted Mortgage contribution	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Mortgage pre-tax net contribution	$710	$8,853	$542	$16,348	$22,157
Plus Mortgage segment merger expense	—	—	—	—	725
Adjusted Mortgage pre-tax net contribution	$710	$8,853	$542	$16,348	$22,882
Pre-tax pre-provision earnings	$52,072	$52,475	$42,903	$54,608	$56,027
% Mortgage pre-tax pre-provision net contribution	1.36%	16.9%	1.26%	29.9%	39.5%
Adjusted pre-tax pre-provision earnings	$43,573	$51,240	$41,357	$55,461	$67,988
% total adjusted Mortgage pre-tax pre-provision net contribution	1.63%	17.3%	1.31%	29.5%	33.7%

	2021				2020
Tangible assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Tangible assets
Total assets	$12,597,686	$11,810,290	$11,918,367	$11,935,826	$11,207,330
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	16,953	18,248	19,592	20,986	22,426
Tangible assets	$12,338,172	$11,549,481	$11,656,214	$11,672,279	$10,942,343
Tangible common equity
Total common shareholders' equity	$1,432,602	$1,400,913	$1,371,721	$1,329,103	$1,291,289
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	16,953	18,248	19,592	20,986	22,426
Tangible common equity	$1,173,088	$1,140,104	$1,109,568	$1,065,556	$1,026,302
Common shares outstanding	47,549,241	47,707,634	47,360,950	47,331,680	47,220,743
Book value per common share	$30.13	$29.36	$28.96	$28.08	$27.35
Tangible book value per common share	$24.67	$23.90	$23.43	$22.51	$21.73
Total common shareholders' equity to total assets	11.4%	11.9%	11.5%	11.1%	11.5%
Tangible common equity to tangible assets	9.51%	9.87%	9.52%	9.13%	9.38%

	2021				2020
Return on average tangible common equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Average common shareholders' equity	$1,411,987	$1,389,201	$1,339,938	$1,303,493	$1,261,101
Less average goodwill	242,561	242,561	242,561	242,561	242,983
Less average intangibles, net	17,580	18,950	20,253	21,695	23,178
Average tangible common equity	$1,151,846	$1,127,690	$1,077,124	$1,039,237	$994,940
Net income	$48,827	$45,290	$43,294	$52,874	$45,602
Return on average common equity	13.7%	12.9%	13.0%	16.5%	14.4%
Return on average tangible common equity	16.8%	15.9%	16.1%	20.6%	18.2%
Adjusted net income	$42,551	$42,699	$42,317	$53,505	$54,454
Adjusted return on average tangible common equity	14.7%	15.0%	15.8%	20.9%	21.8%
Adjusted pre-tax pre-provision earnings	$43,573	$51,240	$41,357	$55,461	$67,988
Adjusted pre-tax pre-provision return on average tangible common equity	15.0%	18.0%	15.4%	21.6%	27.2%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Return on average tangible common equity	2021	2020	2019	2018	2017
Average common shareholders' equity	$1,361,637	$966,336	$723,494	$629,922	$466,219
Less average goodwill	242,561	199,104	160,587	137,190	84,997
Less average intangibles, net	19,606	22,659	17,236	12,815	8,047
Average tangible common equity	$1,099,470	$744,573	$545,671	$479,917	$373,175
Net income	$190,285	$63,621	$83,814	$80,236	$52,398
Return on average common equity	14.0%	6.58%	11.6%	12.7%	11.2%
Return on average tangible common equity	17.3%	8.54%	15.4%	16.7%	14.0%
Adjusted net income	$181,071	$141,932	$89,271	$82,085	$57,770
Adjusted return on average tangible common equity	16.5%	19.1%	16.4%	17.1%	15.5%
Adjusted pre-tax pre-provision earnings	$191,631	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average tangible common equity	17.4%	30.9%	22.7%	23.7%	24.5%

	2021				2020
Adjusted return on average assets and equity	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net income	$48,827	$45,290	$43,294	$52,874	$45,602
Average assets	12,085,817	11,915,062	11,900,450	11,508,783	11,111,163
Average common equity	1,411,987	1,389,201	1,339,938	1,303,493	1,261,101
Return on average assets	1.60%	1.51%	1.46%	1.86%	1.63%
Return on average common equity	13.7%	12.9%	13.0%	16.5%	14.4%
Adjusted net income	$42,551	$42,699	$42,317	$53,505	$54,454
Adjusted return on average assets	1.40%	1.42%	1.43%	1.89%	1.95%
Adjusted return on average common equity	12.0%	12.2%	12.7%	16.6%	17.2%
Adjusted pre-tax pre-provision earnings	$43,573	$51,240	$41,357	$55,461	$67,988
Adjusted pre-tax pre-provision return on average assets	1.43%	1.71%	1.39%	1.95%	2.43%
Adjusted pre-tax pre-provision return on average common equity	12.2%	14.6%	12.4%	17.3%	21.4%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	2021	2020	2019	2018	2017
Net income	$190,285	$63,621	$83,814	$80,236	$52,398
Average assets	11,848,460	8,438,100	5,777,672	4,844,865	3,811,158
Average common equity	1,361,637	966,336	723,494	629,922	466,219
Return on average assets	1.61%	0.75%	1.45%	1.66%	1.37%
Return on average common equity	14.0%	6.58%	11.6%	12.7%	11.2%
Adjusted net income	$181,071	$141,932	$89,271	$82,085	$57,770
Adjusted return on average assets	1.53%	1.68%	1.55%	1.69%	1.52%
Adjusted return on average common equity	13.3%	14.7%	12.3%	13.0%	12.4%
Adjusted pre-tax pre-provision earnings	$191,631	$229,707	$123,972	$113,517	$91,569
Adjusted pre-tax pre-provision return on average assets	1.62%	2.72%	2.15%	2.34%	2.40%
Adjusted pre-tax pre-provision return on average common equity	14.1%	23.8%	17.1%	18.0%	19.6%

	2021				2020
Adjusted allowance for credit losses to loans held for investment	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Allowance for credit losses	$125,559	$139,446	$144,663	$157,954	$170,389
Less allowance for credit losses attributed to PPP loans	—	2	9	23	34
Adjusted allowance for credit losses	$125,559	$139,444	$144,654	$157,931	$170,355
Loans held for investment	$7,604,662	$7,294,674	$7,198,954	$7,047,342	$7,082,959
Less PPP loans	3,990	9,415	57,406	145,697	212,645
Adjusted loans held for investment	$7,600,672	$7,285,259	$7,141,548	$6,901,645	$6,870,314
Allowance for credit losses to loans held for investment	1.65%	1.91%	2.01%	2.24%	2.41%
Adjusted allowance for credit losses to loans held for investment	1.65%	1.91%	2.03%	2.29%	2.48%

FB Financial Corporation	22